JPMorgan Healthcare Conference



Jay Flatley

January 10, 2022

zymergen

Partner with nature to make better products, a better way, for a better world.

Forward Looking Statements

Certain statements in this presentation and the accompanying oral commentary are forward-looking statements regarding Zymergen Inc. ("Zymergen") within the meaning of federal securities laws. These statements relate to future plans, events or results, including, without limitation, statements regarding the potential for our materials business, including our nitrogen fixation program, polymers for use in electronics and additive manufacturing applications, water repellency product and mRNA enzyme portfolio, and drug discovery and automation businesses; our focus on high-value solutions and products; the potential for our platform and technology to develop high performing molecules, microbes and materials; our projections of market opportunities, including estimates of TAM and SAM and long-term expectations; potential benefits from our recent restructuring and cost-reduction measures; our forecast indicating sufficient cash to support our operations to mid-2023; the commercial opportunities on which we are focused and our ability to execute on such opportunities; our strategy of pursuing continuous launches of breakthrough products; our ability to build a pipeline of new products; our plans, strategies, and objectives for future operations and directions and our ability to execute on those plans; and the potential of synthetic biology. In some cases, forward-looking statements can be identified by terminology such as "we believe," "may," "will," "could," "would," "should," "to," "plan," "target," "focus," "pursue," "develop," "expect," "plan," "anticipate," "intend," "believe," "estimate," "predict," "potential," "designed to" or other comparable terminology. All statements other than statements of historical fact could be forward-looking statements. Zymergen has based these forward-looking statements on its current expectations, assumptions, estimates and projections. While Zymergen believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, including, but not limited to, risks relating to Zymergen's ability to successfully develop, launch, commercialize or generate revenue from its products; the market acceptance of our products, Zymergen's ability to develop or execute on its new strategic plan and Zymergen's ability to reduce its operating costs and extend its cash runway. These and other important factors may cause actual results, performance or achievements to differ materially from those expressed or implied by these forward-looking statements. For a further description of the risks and uncertainties that could cause actual results to differ from those expressed in these forward-looking statements, as well as risks relating to the business of Zymgeren in general, see Zymergen's periodic filings with the Securities and Exchange Commission, including its Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and any current and periodic reports filed thereafter. The forward-looking statements in this presentation are made only as of the date hereof and, except as required by law, Zymergen assumes no obligation and does not intend to update these forward-looking statements.

This presentation also contains estimates and other statistical data made by independent parties and by Zymergen relating to market size, penetration and growth and other industry data, which involve a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of Zymergen's future performance and the future performance of the markets in which Zymergen operates are necessarily subject to a high degree of uncertainty and risk.

In light of the foregoing, investors are urged not to rely on any forward-looking statement, estimates or third-party data in reaching any conclusion or making any investment decision about any securities of Zymergen.

zymergen 2022

We are a biotech company that designs and produces

Molecules



Microbes



Materials



for diverse end markets

Restructure Completed, Transformation Underway



Reorganized
Key systems operational
Revamped product pipeline
Created Strategic Plan
Cash Runway Extended

Potential of Synthetic Biology

The pace of materials innovation today is glacial

Biology-based solutions unlock innovation and path to sustainability



Sustainability
Pick Two
Performance
Cost

Proven Technology Platform

100's of molecules developed

> 10 successful partnerships



Hyaline (Z2) Manufacturing Line

Uniquely Suited to Develop High-Performance Molecules, Microbes and Materials

Powered by high-throughput automation



One of the world's largest collections of accessible biomolecules

+



Software and data science technology

+



Data driven microbe optimization

Yields "leading" bio-derived solutions

zymergen

Strategic Framework

- Deliver high-performance materials and products
- Develop drug discovery business
- Monetize expertise in Automation

- Heavy research investment to fuel pipeline
- Focus on nearer-term revenue
- Create and deliver great products


Businesses
Operations
Investments

- Increase leverage by outsourcing and partnering
- Drive for lowest-cost manufacturing
- Ensure culture of teams and trust

zymergen

Three Businesses, Multiple Markets

Microbes, Molecules, Materials

Microbes
Agriculture
- Nitrogen fixation
- Other nutrients

Materials
Water Repellency
- Paper
- Future applications

Molecules
Drug Discovery
- Near-term licensing model
- Long-term ZY assets

Materials
Advanced Polymers
- 3D Printing
- Sumitomo partnership

Molecules
Enzymes
- VCE
- 2-O-MT

Automation
- Solution sell to 3rd parties
- Based initially on ZY architecture

zymergen

Microbial Strains Capture Nitrogen from Atmosphere

Mix of strains optimizes ammonia capture across roots at varying depths


High O_2
Low O_2
N_2
NH_3
NH_3

zymergen

Water Repellency

A family of molecules that adheres to cellulose and repels water



zymergen

Introducing Zymergen's 3D Printing Polymer



Z2 polymer is ultra-strong material for high-performance 3D printing

"Zymergen's polyimide material is measuring off the charts. It's mechanical strength is approaching our highly filled material's performance levels."

– Executive VP of Materials at Potential Customer

zymergen

ZY Enters Healthcare Business with mRNA Enzymes

2020



COVID-19 created the demand for mRNA raw materials

Demand outstripped supply

Today

~$800M

VCE + 2'-O-MT market size in 2022

Supply matching demand

Supply chains not yet resilient

Investment in 180+ post-COVID mRNA pipeline programs

High-quality, reliable, enzyme supply

Future

~$4B+

Mid-term mRNA reagents market size

mRNA joins established modalities

Unlocks a new class of nucleic acid therapeutics across diseases

High-performance enzymes and reagents with novel functionality

zymergen

Unique Advantages to Develop VCE and 2'-O-MT… and More

Our platform enables us to find high-production phenotypes with greater confidence

1000s of Strains Built



Explored multiple hosts with potential to overcome VCE expression challenges



Built 1000s of DNA designs leveraging large combinatorial library

Expression Analysis

Developed biochemical assays to assess capping activity and purity



Executed using our high-throughput infrastructure

100s of Automated Fermentations

Optimized expression with highly multiplexed robotic fermentation platform



Enzymes titers are in many-fold excess of benchmarks under industrially relevant conditions

zymergen

Natural Products Can Address Challenging Intracellular Targets

Small Molecules



Insufficient for
many targets

10 – 20% of Targets

Natural Products



Cell penetrant
Complex binding

Potentially many more Addressable Targets

Monoclonal Antibodies



Not orally bioavailable
Not cell penetrant

10 – 20% of Targets

Natural Products are Encoded in Biosynthetic Gene Clusters in the Genomes of Microbes and Plants

Biosynthetic Gene Cluster (BGC)

Inhibitor

Target

Inhibitor



mlcH
mlcF
mlcA
mlcC
mlcB
mlcD
mlcE
mlcR
mlcG



HO
O
O
O
O
H
H_3C
CH_3
CH_3
H



P. citrinum gene cluster

Mevastatin

HMG-CoA reductase

The Universe of Natural Products has Never Been Fully Explored



Zymergen
Public Sequences

zymergen

Zymergen's Platform Accesses Nature's Best Inventions

Novel Chemistry



Millions of novel bioactives from uncultured bacteria and fungi

Metagenomics

Target Focused Discovery



Computationally predict activity against human targets

Proprietary NP SBDD

Machine Learning

Derisked Development



Industry-leading capabilities to produce material, analogs and production microbes

Synthetic Biology

zymergen

Resistance Genes Efficiently Predict BGCs that Encode Inhibitors of Human Targets

Biosynthetic Gene Cluster (BGC)

Target

Embedded copy of target protein that is invulnerable to the encoded toxin reveals the target identity



mlcH
mlcF
mlcA
mlcC
mlcB
mlcD
mlcE
mlcR
mlcG

P. citrinum gene cluster



HMG-CoA reductase

U.S. Patent #11,189,362

zymergen

Our Metagenomic Database Contains Clusters Predicted to Encode for Existing Inhibitors

- Epoxomicin family
- Salinosporamide family
- Novel proteasome inhibitor



Salinosporamide family

- Progressed to Phase III (Marizomib)
- NRPS-like clusters



Cl
O
NH
O
O
OH

Epoxomicin family

- Progressed to Phase III (Marizomib)
- Commercialized - Kyprolis



OH

Novel family

- Unknown in literature
- Large multi-modular NRPS
- Multiple other novel families

zymergen

Our Database Contains Structurally Novel Inhibitors for Human Targets of Interest

Cluster ID



BGC9000301
(Product: Metapeptin)
BGC9000302
BGCs predicted to encode METAP1 inhibitors
Biochemically tested and validated predictions

BCG's predicted to encode novel human METAP1 inhibitors

Lead ID



Normalized Activity (%)
100
50
0
0
1
2
3

Metapeptin is a novel macrocycle that selectively inhibits human METAP1

Lead Optimization



Advanced metapeptin analogs designed with proprietary software

zymergen


Plate Peeler
Plate Reader
Dispenser
Centrifuge
Liq. Handler (Echo)
Liq. Handler (Fluent)
Ambient Store
Chilled Store
Consumable St.
Shake + Th.cy.
Th.cyclers
Liq. Handler (Bravo)
Plate Sealer
Th.cyclers
Centrifuge

Reconfigurable Automation Carts (RACS)

Modular hardware building blocks that allow for assembly of entire work cells within days or hours, not months


HEPA unit for sterility as standalone unit or when integrated in a system
Standardized enclosure adapted to device using an integration kit (currently 15 devices supported, expanding ~1/month)
Built-in robot arm (no re-teaching required for system reconfiguration)
Plate transport system segment built-in
Standardized mechanical connector
Standardized electrical, air, and data connections
Disconnected and ready for transport in minutes

zymergen

Automation Control Software

Modular cloud-based software to control interconnected instruments and RACs



Schedule Viewer
Ongoing Protocol Runs

Automation Protocol Abstraction Layer (AutoPAL)

Software for liquid handler control and fleet management across major vendors



Program Status and Instructions
Program status and instructions will be displayed here.
Setup Tecan Protocol
MCA Settings
BioShake Settings
Plate and Tip Settings
Source Plate
Select source plate type
Destination Plate
Select destination plate type
MCA Tip Type
Select MCA tip type
Protocol Settings
Select Liquid Type
Dest Plates per Source
Stamp Volume (uL)
Aspirate Height (mm)
Stamp Repeats
Dispense Height (mm)
Rinse tips after dispensing
Use sterile dispense
Tip mix source plate
Mix Type
Mix Volume (uL)
Tip mix destination
Backwash to source plate
Machine Control
Home Screen
Validate
Generate Protocol
Export Parameters
Lab 1
Lab 2
Lab 3
Lab 4
Lab 5

zymergen

Platform Will Build an Expanding Set of Application-Specific Solutions Across Industries

In use at Zymergen

- NGS Library Prep
- Drug Discovery
- Synbio

Future Protocols

Diagnostics	Environmental Testing
Protein Sciences	Material QA/QC
Covid-19 Research and Testing	Infectious Disease Research/Testing
BioBanking	Agriculture
Analytical Chemistry Sample Prep	High Throughput Screening
Cell Biology	GMP Manufacturing Precision Medicine
Genomics/Clinical Research	Custom Applications

design **deployment** **monitoring** **customization** **optimization** **expansion** **replacement**


zymergen